SEASONS SERIES TRUST
Supplement to the Statement of Additional Information dated July 30, 2007
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the disclosure with respect to the Focus Growth Portfolio is deleted and the chart should be supplemented with the following:

Other Client Accounts
(As of March 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Portfolio	Subadviser	Portfolio Manager	Accounts	($ millions)	Accounts	($millions)	Accounts	($millions)
Focus Growth	SunAmerica	Ma, Paul	1	$61.9	—	—	—	—
Dated: July 3, 2008

SEASONS SERIES TRUST
Supplement to the Prospectus dated July 30, 2007
Effective July 1, 2008, in the section titled “MANAGEMENT,” under the heading “Portfolio Management” the portfolio management disclosure for AIG SunAmerica Asset Management Corp. (“SunAmerica”) with respect to the Focus Growth Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Focus Growth Portfolio is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at SunAmerica and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining SunAmerica in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma is also a CFA charter holder.”
Dated: July 3, 2008

Versions:	Version 2 Class 1; Version 3 Class 2; Version 4 Class 3; and Combined Master